Exhibit 10.7(b)
EXECUTION COPY

AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 6, 2017 (this “Amendment”), is by and among MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller, WELBILT, INC. (f/k/a Manitowoc Foodservice, Inc.) (“Manitowoc”), GARLAND COMMERCIAL RANGES LIMITED, CONVOTHERM-ELEKTROGERÄTE GMBH, MANITOWOC DEUTSCHLAND GMBH, MANITOWOC FOODSERVICE UK LIMITED and MANITOWOC FOODSERVICE ASIA PACIFIC PRIVATE LIMITED, as Servicers (the “Servicers”), and WELLS FARGO BANK, N.A., as Purchaser (the “Purchaser”) and as Agent (the “Agent”).
WHEREAS, the parties hereto are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, effective as of the date hereof, Manitowoc Foodservice, Inc., a Delaware limited liability company, amended its name from “Manitowoc Foodservice, Inc.” to “Welbilt, Inc.” (such name change, the “Subject Name Change”); and
WHEREAS, in connection with the Subject Name Change, the parties hereto wish to modify the Agreement upon the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
SECTION 2.    Notice; Consent.
(a)    Notice. Manitowoc hereby provides notice of its intent to perform the Subject Name Change on the date hereof and requests that each of the parties hereto acknowledge and consent to the Subject Name Change effective as of the date hereof.
(b)    Consent. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in clause (a) above, (ii) consents to the Subject Name Change on the date hereof and (iii) waives any notice requirement with respect to the Subject Name Change set forth in the Agreement or any other Transaction Document.
SECTION 3.    Amendment. To reflect the occurrence of the Subject Name Change, each reference to “Manitowoc Foodservice, Inc.” (however defined or referenced) in the Agreement and in any related document or agreement shall be deemed to be a reference to “Welbilt, Inc.”.

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SECTION 4.    Representations and Warranties. On the date hereof, the Seller and each of the Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:
(a)    after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
(b)    after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);
(c)    this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms;
(d)    Manitowoc’s jurisdiction of organization is the State of Delaware and Manitowoc has not merged or consolidated with any other Person or other than changing its name, made any change to its identity or company structure, in each case, in connection with the Subject Name Change; and
(e)    the Subject Name Change has become effective as of the date hereof under the laws of the State of Delaware.
SECTION 5.    Effect of Amendment.
(a)    All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchaser pursuant to any Transaction Document or any other instrument, document or agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 6.    Effectiveness. This Amendment shall be effective, as of the date hereof (the “Effective Date”), upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):
(a)    counterparts of this Amendment duly executed by each of the parties hereto; and
(b)    such other agreements, documents, officer certificates and instruments as the Agent shall request.

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SECTION 7.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.
SECTION 9.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 10.    No Party Deem Drafter. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Amendment.
SECTION 11.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 12.    Certain Covenants Regarding Post-Closing Conditions.
(a)    Organic Documents. On or within ten (10) days following the date hereof, Manitowoc shall deliver (or cause to be delivered) to the Purchaser and the Agent the amended articles of incorporation or other organizational document of Manitowoc reflecting the Subject Name Change (including all amendments and modifications thereto) duly certified by the Secretary of State (or similar official) of the State of Delaware.
(b)    Good Standing. On or within ten (10) days following the date hereof, Manitowoc shall deliver (or cause to be delivered) to the Purchaser and the Agent a good standing certificate for Manitowoc issued by the Secretary of State (or similar official) of the State of Delaware.
(c)    Secretary Certificate. On or within ten (10) days following the date hereof, Manitowoc shall deliver (or cause to be delivered) to the Purchaser and the Agent a certificate of the Secretary or Assistant Secretary of Manitowoc certifying the names and true signatures of its officers authorized to sign this Amendment and the other Transaction Documents to which it is a party.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Vice President and Secretary

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WELBILT, INC., as a Servicer

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Senior Vice President, General Counsel and Secretary

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GARLAND COMMERCIAL RANGES LIMITED, as a Servicer

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Vice President and Secretary

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CONVOTHERM-ELEKTROGERÄTE GMBH, as a Servicer

By:	/s/ Ralf Klein
Name:	Ralf Klein
Title:	MD

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MANITOWOC DEUTSCHLAND GMBH, as a Servicer

By:	/s/ Ralf Klein
Name:	Ralf Klein
Title:	MD

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MANITOWOC FOODSERVICE UK LIMITED, as a Servicer

By:	/s/ Adrian Gray
Name:	Adrian Gray
Title:	Director

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MANITOWOC FOODSERVICE ASIA PACIFIC PRIVATE LIMITED, as a Servicer

By:	/s/ Leonard Lam Teek Yeow
Name:	Leonard Lam Teek Yeow
Title:	Director

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WELLS FARGO BANK, N.A., as Agent

By:	/s/ Patrick McConnell
Name:	Patrick McConnell
Title:	Director

WELLS FARGO BANK, N.A., as Purchaser

By:	/s/ Patrick McConnell
Name:	Patrick McConnell
Title:	Director

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